UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 22, 2011

NeoStem, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant’s Telephone Number

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 22, 2011, NeoStem, Inc. (“NeoStem” or the “Company”) issued a press release announcing the completion of an underwritten offering of 13,750,000 units at a purchase price of $1.20 per unit, with each unit consisting of one share of common stock, par value $0.001 (the “Common Stock”), of the Company and a warrant to purchase 0.75 of a share of Common Stock at an exercise price of $1.45 per share (the “Offering”).  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company sold securities in the Offering under the Company’s previously filed shelf registration statement on Form S-3 (333-173855), which was declared effective by the Securities and Exchange Commission on June 13, 2011.

Lazard Capital Markets LLC (“Lazard”) and JMP Securities LLC (“JMP”) acted as representatives of the underwriters named in Schedule I of that certain Underwriting Agreement, dated as of July 19, 2011, by and among the Company, Lazard, JMP and such underwriters.  The Company received gross proceeds of $16,500,000, prior to deducting underwriting discounts and offering expenses payable by the Company.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger (the “Merger”) between the Company and Amorcyte, Inc., a Delaware corporation (“Amorcyte”) pursuant to that certain Agreement and Plan of Merger, dated as of July 13, 2011 (the “Merger Agreement”), by and among NeoStem, Amorcyte, AMO Acquisition Company I, Inc. and AMO Acquisition Company II, LLC.  The directors and executive officers of each of NeoStem and Amorcyte may be deemed to be participants in the solicitation of proxies from the holders of NeoStem Common Stock in respect of the proposed Merger.  Information about the directors and executive officers of NeoStem is set forth in Amendment No. 1 to NeoStem’s Annual Report on Form 10-K/A for the year ended December 31, 2010 filed with the SEC on May 2, 2011.  Investors may obtain additional information regarding NeoStem and its directors and executive officers, and Amorcyte and its Board of Directors and executive officers, in connection with the proposed Merger by reading the S-4 and the prospectus/joint proxy statement contained therein, when it becomes available.  The S-4 will contain a prospectus/joint proxy statement pertaining to (a) the special meeting of stockholders of NeoStem at which NeoStem’s stockholders will be asked to approve the NeoStem securities issuable in the Merger and (b) the special meeting of stockholders of Amorcyte, at which Amorcyte’s stockholders will be asked to approve the Merger Agreement and Merger.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release of NeoStem, Inc., dated July 22, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Dated:  July 22, 2011